UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     September  20, 2008

Knoll, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12907	13-3873847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1235 Water Street, East Greenville, Pennsylvania		18041
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (215) 679-7991

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 20, 2008, the Board of Directors of Knoll, Inc. (the “Company”) approved amended and restated bylaws for the Company (the “Restated Bylaws”).  The Restated Bylaws are attached as Exhibit 3.1 to this Current Report on Form 8-K.

The Restated Bylaws amend the prior bylaws of the Company in the following principal respects:

•      Article II, Section 6 (Adjournment of Meetings) was amended to permit adjournments of stockholders meetings to be called by the Chairman or the holders of a majority of the votes entitled to be cast by stockholders who are present in person or by proxy at the meeting.

•      Article II, Section 10 (Notice of Stockholder Proposals) was added to require advanced notice to the Company when a stockholder desires to bring business (other than director nominations) before an annual meeting of stockholders.  To be timely, such notice must be delivered to, or mailed and received by, the Secretary of the Company not earlier than the close of business on the one hundred twentieth (120th) calendar day, and not later than the close of business on the ninetieth (90th) calendar day, prior to the first anniversary of the immediately preceding year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is more than thirty (30) calendar days earlier or more than sixty (60) calendar days later than such anniversary date, notice by the stockholder in order to be timely must be so delivered or received not earlier than the close of business on the one hundred twentieth (120th) calendar day prior to the date of such annual meeting and not later than the close of business on the later of the ninetieth (90th) calendar day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred (100) calendar days prior to the date of such annual meeting, the tenth (10th) calendar day following the day on which public disclosure of the date of such annual meeting is first made by the Company.  Article II, Section 10 of the Restated Bylaws also requires, among other things, that stockholders giving notice of proposals to be submitted to the Company’s stockholders provide, in the timely notice, detailed information about (i) the proposals, (ii) the stockholder submitting the proposals and (iii) persons associated with the stockholder submitting the proposal (as described in the Restated Bylaws).

•      Article III, Section 3(a) (Notice of Nominations of Directors – Annual Meetings of Stockholders) was amended to require that stockholders desiring to nominate persons for election to the Company’s Board of Directors at an annual meeting of stockholders provide notice to the Secretary of the Company not earlier than the close of business on the one hundred twentieth (120th) calendar day, and not later than the close of business on the ninetieth (90th) calendar day, prior to the first anniversary of the immediately preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is more than thirty (30) calendar days earlier or more than sixty (60) calendar days later than such anniversary date, notice by the stockholder in order to be timely must be so delivered or received not earlier than the close of business on the one hundred twentieth (120th) calendar day prior to the date of such annual meeting and not later than the close of business on the later of the ninetieth (90th) calendar day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred (100) calendar days prior to the date of such annual meeting, the tenth (10th) calendar day following the day on which public disclosure of the date of such annual meeting is first made by the Company.  Article III, Section 3(a) of the Restated Bylaws also requires, among other things, that stockholders submitting a notice of director nomination provide, in its timely notice, detailed information about (i) the stockholder submitting the notice and each person whom the stockholder proposes to nominate for election as a director and the shares of Company capital stock held beneficially and of record by such persons (and their associated persons (as described in the Restated Bylaws)), (ii) certain direct and indirect material compensation and other monetary agreements, arrangement and understandings between or among such person(s) being nominated and the stockholder or stockholders proposing such person(s) for nomination, (iii) any material interest of the stockholder submitting a notice of director nomination in the election of the proposed nominee(s), and (iv) arrangements or understandings that have been made, the effect or intent of which is to increase or decrease the voting power of the stockholder (or its associated persons) submitting the notice of director nomination with respect to any shares of the capital stock of the Company.

•      Article III, Section 3(b) (Notice of Nominations of Directors – Special Meetings of Stockholders) provides that nominations of persons for election to the Company’s Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Company’s notice of meeting, (ii) by or at the direction of the Board of Directors, or (iii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Company who (A) is a stockholder of record at the time of giving of notice, (B) is a stockholder of record on the record date for the determination of the stockholders entitled to vote at such meeting, (C) is a stockholder of record at the time of such meeting, (D) is entitled to vote at such meeting, and (E) provides the required notice with respect to any nomination to the Secretary of the Company not earlier than the close of business on the one hundred twentieth (120th) calendar day prior to the date of such special meeting and not later than the close of business on the later of the ninetieth (90th) calendar day prior to the date of such special meeting or, if the first public announcement made by the Company of the date of such special meeting is less than one hundred (100) days prior to the date of such special meeting, not later than the tenth (10th) calendar day following the day on which public announcement is first made of the date of the special meeting.  Article III, Section 3(b) of the Restated Bylaws also requires, among other things, that stockholders submitting a notice of director nomination provide, in its timely notice, detailed information about (i) the stockholder submitting the notice and each person whom the stockholder proposes to nominate for election as a director and the shares of Company capital stock held beneficially and of record by such persons (and their associated persons (as described in the Restated Bylaws)), (ii) certain direct and indirect material compensation and other monetary agreements, arrangement and understandings between or among such person(s) being nominated and the stockholder or stockholders proposing such person(s) for nomination, (iii) any material interest of the stockholder submitting a notice of director nomination in the election of the proposed nominee(s), and (iv) arrangements or understandings that have been made, the effect or intent of which is to increase or decrease the voting power of the stockholder (or its associated persons) submitting the notice of director nomination with respect to any shares of the capital stock of the Company.

•      Article III, Section 4 (Removal and Resignation of Directors) was amended to conform the provisions of director removal to the Company’s certificate of incorporation, primarily with respect to the definition of “cause”.

•      Article III, Section 5 (Filling of Vacancies) provides that vacancies on the Company’s Board of Directors (and any newly created directorship resulting from an increase in the authorized number of directors) shall be filled only by the directors then in office, even if less than a quorum, or by a sole remaining director; provided, that if the directors fail to fill any vacancy, the stockholders may at any special meeting called for that purpose fill such vacancy.

In addition to the foregoing, there are various other “clean-up” changes including, but not limited to, grammatical and other typographical corrections, formatting changes, revisions to headings, titles and captions, and/or capitalization of defined terms.

The foregoing summary of the amendments to the Bylaws does not purport to be complete and is qualified by reference to the complete text of the Amended and Restated Bylaws attached to this Current Report on Form 8-K as Exhibit 3.1 and which is incorporated herein by reference in its entirety.

Item 8.01               Other Events.

As discussed above, on September 20, 2008, the Board of Directors of the Company adopted various amendments to the Bylaws.  Included among such amendments to the Bylaws are amendments requiring stockholders intending to (i) nominate persons for election to the Company’s Board of Directors at a meeting of stockholders, or (ii) bring other business before a meeting of stockholders (other than proposals sought to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act) to provide the Company with timely and proper notice of such intention.

                Pursuant to the Restated Bylaws, in order for a stockholder to bring a proposal (other than proposals sought to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act) before, or make a nomination at, the Company’s 2009 annual meeting of stockholders, such stockholder must deliver a written notice of such proposal and/or nomination to, or it must be mailed and received by, the Company’s Corporate Secretary at the principal executive offices of the Company, located at 1235 Water Street, East Greenville, Pennsylvania 18041, no earlier than December 31, 2008, and not later than the close of business on January 30, 2009, assuming the Company’s 2009 annual meeting of stockholders is held between March 31, 2009 and June 29, 2009.

The amendments to the Bylaws discussed herein do not affect the deadlines for stockholder proposals sought to be included in the Company’s proxy materials pursuant to Rule 14a-8 of the Exchange Act.

The foregoing description of the applicable notice deadlines that must be met by stockholders intending to nominate a candidate for election to the Company’s Board of Directors at, or bring a proposal before, the Company’s 2009 annual meeting of stockholders does not purport to be a complete description of the advance notice and advance nomination provisions contained in the Restated Bylaws and such description is qualified by reference to the complete text of the Amended and Restated Bylaws attached to this Current Report on Form 8-K as Exhibit 3.1 and which is incorporated herein by reference in its entirety.  In addition to the requirement that the notice by the stockholder be timely, the Restated Bylaws contain additional requirements with respect to advance notice of stockholder proposals and/or director nominations, including, but not limited to, who is eligible to provide such notices and what constitutes a proper form of notice of a nomination of a candidate for election to the Board of Directors and/or a stockholder proposal.  Accordingly, stockholders are urged to read the complete text of the advance notice and advance nomination provisions contained in the Restated Bylaws.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1 – Amended and Restated Bylaws of Knoll, Inc., effective September 20, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOLL, INC.

Dated: September 25, 2008	By:	/s/ Barry L. McCabe
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
3.1	Amended and Restated Bylaws of Knoll, Inc., effective September 20, 2008.